EXECUTION

CONTRIBUTION AGREEMENT

This Contribution Agreement (this "Agreement") is entered into as of the 3rd day of February, 2006, by and between Fonix Corporation, a Delaware corporation (the "Contributor"), and Fonix Speech, Inc., a Delaware corporation (the "Company").

RECITALS

A. The Contributor desires to contribute the Property (as defined below) to the Company as set forth herein, and the Company desires to accept the contribution of the Property from the Contributor as set forth herein.

B. The parties intend for such contribution of the Property to qualify as a tax-free transfer of property to a corporation under Section 351(a) of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Contribution of Property. The Contributor hereby contributes to the Company all of the Contributor's right, title and interest in and to the property listed on Schedule 1 hereto (the "Property"). The Property has an agreed upon fair market value of Twenty Million Dollars ($20,000,000).

2. Contribution Consideration. In consideration for the contribution of the Property, the Company shall issue to the Contributor an aggregate of Two Million (2,000,000) shares of the Company's common stock (the "Shares") and execute and deliver to the Contributor an executed stock certificate representing such shares.

3. The Contributor's Representations and Warranties. The Contributor represents and warrants to the Company as follows:

(a) The Contributor is acquiring the Shares for investment for his or her own account, not as a nominee or agent, and not with a view to a sale in connection with a public distribution of any part thereof. The Contributor understands that the Shares are not registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") on the grounds that the acquisition and the issuance of the Shares is exempt from registration under the Securities Act pursuant to Section 4(2) thereof and the rules and regulations promulgated thereunder, and that the Company's reliance on such exemption is predicated on the Contributor's representations set forth herein.

(b) The Contributor has a preexisting business relationship with the Company or any of its officers, directors or controlling persons, or by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has, and could be reasonably assumed to have, the capacity to protect Contributor's own interests in connection with the purchase of the Securities.

(c) The Contributor (i) is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act and (ii) alone or together with its professional advisors, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investment in the Company and has the capacity to protect its own interest in connection with the transactions contemplated hereby.

4. Miscellaneous.

(a) Entire Agreement. This Agreement shall constitute the entire agreement and understanding of the parties relating to the subject matter hereof and shall supersede all agreements and understandings that have an effective date prior to this Agreement.

(b) Further Assurances. The parties shall execute and deliver any and all further materials, documents and instruments of conveyance, transfer or assignment, or take any other action, as may reasonably be requested by the Company, to effect, record or verify the transfer to, and vesting in, the Company of the Property.

(c) No Third-Party Beneficiaries. Nothing in this Agreement will be construed as giving any person, other than the parties and their successors and permitted assigns, any right, remedy, or claim under or in respect of this Agreement.

(d) Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns; provided that the Contributor shall not have the right to assign this Agreement without the written consent of the Company.

(e) Relationship Among Parties. This Agreement shall not constitute any party as an agent or legal representative of any other party, nor shall a party have the right or authority to assume, create, or incur any liability of any kind, expressed or implied, against or in the name or on behalf of the other parties. Nothing contained in this Agreement is intended to, or shall be deemed to, create a partnership or joint venture relationship among the parties.

(f) Amendment; Waiver. This Agreement cannot be amended or changed, nor any performance, term, or condition waived in whole or in part, except by a writing signed by the party against whom enforcement of the change or waiver is sought. Any term or condition of this Agreement may be waived at any time by the party hereto entitled to the benefit thereof, and any such term or condition may be modified at any time by an agreement in writing executed by each of the parties hereto entitled to the benefit thereof. No delay or failure on the part of any party in exercising any rights hereunder, and no partial or single exercise thereof, will constitute a waiver of such rights or of any other rights hereunder.

(g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

(h) Transfer Taxes. The Contributor shall be responsible for and shall pay any and all transfer taxes applicable to the contribution of the Property set forth herein.

(i) Severability. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provision as applied to other persons, places and circumstances shall remain in full force and effect.

(j) Expenses. The Contributor shall pay any and all expenses related to the contribution set forth herein.

(k) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[the remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Contribution Agreement as of the date first written above.

CONTRIBUTOR

FONIX CORPORATION

By: ______________________
Name: Roger D. Dudley
Title: Exec VP & CFO

COMPANY

FONIX SPEECH, INC.

By: ______________________
Name: Thomas A. Murdock
Title: President

SIGNATURE PAGE
TO THE
CONTRIBUTION AGREEMENT
(FONIX SPEECH, INC.)

Fonix Speech

FIXED ASSET SUMMARY REPORT

as of 12/31/2005

	Fixed Asset Cost					Accumulated Depreciation					
SYS No Ext	Beginning Cost	(+) Current Year Acquisition	(+) Current Year Trans-In	(-) Current Year/Disp/ Trans-Out	Ending Cost	Prior Accum Depr Expense	(+) Curr YTD Depr Expense	(+) Curr Accum Depr Trans-In	(-) Curr Accum Depr Trans-Out	Total Accum Depr	K C
Book: Internal FY: December											
SUMMARY OF ASSETS W/NO CURRENT ACTIVITY											
	0.00				0.00	0.00	0.00			3.00	
Count= 6											
Class											
	0.00	3.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
Less Remaining Values			0.00	0.00				0.00	0.00		
Net	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000203 000	1769.00	0.00	0.00	1769.00	0.00	1769.00	0.00	0.00	1769.00	0.L0	a
21in Monitor - ViewSonic											
000282 000	679.00	0.00	0.00	679.00	0.00	679.00	0.00	0.00	679.00	0.00	d
17in COLOR MONITOR - ViewSonic											
000323 000	1769.00	0.00	0.00	1769.00	0.00	1759.39	0.00	0.00	1759.39	0.00	d
21in Monitor - ViewSonic											
000358 000	1769.00	0.00	0.00	1769.00	0.00	1764.64	0.00	0.00	1764.64	C.00	d
21in Monitor - ViewSonic											
000522 000	493.00	0.00	0.00	493.00	0.00	493.00	0.00	0.00	493.00	0.00	d
APC SMART-UPS 1000 LINE INT LAN AC											
000536 000	6978.78	0.00	0.00	6978.78	0.00	6975.59	C.00	0.00	6975.59	0.00	d
PENTIUM PRO 200 SYSTEM											
000557 000	3140.00	0.00	0.00	3140.00	0.00	3124.80	0.00	0.00	3124.80	0.00	5
21in Monitor - ViewSonic											
000570 000	749.00	0.00	0.00	749.00	0.00	744.14	0.00	0.00	744.14	0.C0	i
17in COLOR MONITOR - ViewSonic											
000605 000	3469.48	0.00	0.00	3469.48	0.00	3469.48	0.00	0.00	3469.48	0.00	d
PENT 200 MHZ SYSTEM											
000653 000	2430.00	0.00	0.00	2430.00	0.00	2430.00	0.00	0.00	2430.0L	C.0J	d
APC UPS 600											
000774 000	18509.71	0.00	0.00	18509.71	0.00	18509.71	0.00	0.00	18509.71	0.0J	:
COMPUTERS W/ 64 MEGS 72-PIN PARITY RAM											
000787 000	947.39	0.00	0.00	947.39	0.00	947.39	0.00	0.00	947.39	0.0J	d
HP POWERWISE 1000 VA UPS											
000830 000	19305.81	0.00	0.00	19305.81	0.00	19305.81	0.00	0.00	19305.81	0.0J	i
PENTIUM PRO 200 COMPUTER SOUND BLASTER 8X IDE CD											
000840 000	648.73	0.00	0.00	648.73	0.00	648.73	0.00	0.00	648.73	0.00	d
17in COLOR MONITOR - ViewSonic											
000843 000	7285.97	0.00	0.00	7285.97	0.00	7285.97	0.00	0.00	7285.97	0.00	d
LITEPRO 720 POLY-SI LCD PROJEC											
000865 000	1560.44	0.00	0.00	1560.44	0.00	1560.44	0.00	0.00	1560.44	0.00	d
21in Monitor - ViewSonic											
000866 000	785.01	0.00	0.00	785.01	0.00	785.01	0.00	0.00	785.01	0.00	:
17in COLOR MONITOR - ViewSonic											
000875 000	1290.64	0.00	0.00	1290.64	0.00	1290.64	0.00	0.00	1290.64	0.00	:
APC UPS 600											

Fonix Speech

FIXED ASSET SUMMARY REPORT

as of 12/31/2005

SYS No Ext	Fixed Asset Cost: Beginning Cost	(+) Current Year Acquisition	(+) Current Year Trans-In	(-) Current Year/Disp/ Trans-Out	Ending Cost	Accumulated Depreciation: Prior Accum Depr Expense	(+) Curr YTD Depr Expense	(+) Curr Accum Depr Trans-In	(-) Curr Accum Depr Trans-Out	Total Accum Depr	E C
000880 000	1244.94	0.00	0.00	1244.94	0.00	1244.94	0.00	0.00	1244.94	0.00	d
APC UPS PRO 650 W/ POWER CHUTE											
000951 000	635.54	0.00	0.00	635.54	0.00	635.54	0.00	0.00	635.54	0.00	d
PANASYNC S17 MONITOR											
001064 000	5406.85	0.00	0.00	5406.85	0.00	5406.85	0.00	0.00	5406.85	0.00	d
Compaq Proliant 3000R											
001066 000	3470.95	0.00	0.00	3470.95	0.00	3470.95	0.00	0.00	3470.95	0.00	d
Fastrack 3.0 Netware NW1 Program											
001100 000	3154.88	0.00	0.00	3154.88	0.00	3154.88	0.00	0.00	3154.88	0.00	d
Compaq Deskpro PII-300 4.3GB 64MB Ram											
001101 000	2124.58	0.00	0.00	2124.58	0.00	2124.58	0.00	0.00	2124.58	0.00	d
Compaq Deskpro 4000 PII-266 3.2GB 32											
001105 000	3008.64	0.00	0.00	3008.64	0.00	3008.64	0.00	0.00	3008.64	0.00	d
Compaq Deskpro 4000 w/ memory upgrade											
001108 000	3072.36	0.00	0.00	3072.36	0.00	3072.36	0.00	0.00	3072.36	0.00	d
Dell P6333/GXaEM/MT											
001119 000	1391.54	0.00	0.00	1391.54	0.00	1391.54	0.00	0.00	1391.54	0.00	d
21in Monitor - ViewSonic											
001167 000	5088.57	0.00	0.00	5088.57	0.00	5088.57	0.00	0.00	5088.57	0.00	d
Novell Intranetware 4.11 License (100)											
001280 000	3781.61	0.00	0.00	3781.61	0.00	3781.61	0.00	0.00	3781.61	0.00	d
Compaq Prof Workstation 5100											
001281 000	3781.61	0.00	0.00	3781.61	0.00	3781.61	0.00	0.00	3781.61	0.00	d
Compaq Prof Workstation 5100											
001322 000	852.21	0.00	0.00	852.21	0.00	852.21	0.00	0.00	852.21	0.00	d
Compaq Prof Workstation 5100											
002326 000	0.00	1008.00	0.00	0.00	1008.00	0.00	168.00	0.00	0.00	168.00	
Dell LCD Display											
002327 000	0.00	3444.68	0.00	0.00	3444.68	0.00	574.11	0.00	0.00	574.11	
IBM Laptop T42P											
002328 000	0.00	1036.00	0.00	0.00	1036.00	0.00	172.66	0.00	0.00	172.66	
Dimension 3000											
002329 000	0.00	2150.00	0.00	0.00	2150.00	0.00	358.33	0.00	0.00	358.33	
Dell Inspiron 9300											
002330 000	0.00	1900.00	0.00	0.00	1900.00	0.00	316.66	0.00	0.00	316.66	
IBM Laptop T42P											
002331 000	0.00	2045.68	0.00	0.00	2045.68	0.00	340.94	0.00	0.00	340.94	
Dell Latitude D610											
002332 000	0.00	2922.98	0.00	0.00	2922.98	0.00	487.16	0.00	0.00	487.16	
Latitude X1											
002333 000	0.00	2830.00	0.00	0.00	2830.00	0.00	471.66	0.00	0.00	471.66	
Microsoft office note pad											
002334 000	0.00	1804.74	0.00	0.00	1804.74	0.00	300.79	0.00	0.00	300.79	
Inspiron 6000											
002335 000	0.00	2871.82	0.00	0.00	2871.82	0.00	478.63	0.00	0.00	478.63	
Latitude D810											
002337 000	0.00	1737.14	0.00	0.00	1737.14	0.00	289.52	0.00	0.00	289.52	

Fonix Speech
FIXED ASSET SUMMARY REPORT
as of 12/31/2005

	Fixed Asset Cost					Accumulated Depreciation					
SYS No Ext	Beginning Cost	(+) Current Year Acquisition	(+) Current Year Trans-In	(-) Current Year/Disp/ Trans-Out	Ending Cost	Prior Accum Depr Expense	(+) Curr YTD Depr Expense	(+) Curr Accum Depr Trans-In	(-) Curr Accum Depr Trans-Out	Total Accum Depr	K C
Inspiron 6000											
002338 000	0.00	1965.66	0.00	0.00	1965.66	0.00	327.61	0.00	0.00	327.61	
Dell Inspiron 6000											
002339 000	0.00	1965.66	0.00	0.00	1965.66	0.00	327.61	0.00	0.00	327.61	
Dell Insprion 6000											
SUMMARY OF ASSETS W/NO CURRENT ACTIVITY											
	944643.57				944643.57	893540.64	16751.49			912292.13	
Count= 561											
Class CE											
	1055237.81	27682.36	0.00	110594.24	972325.93	1006097.66	21365.17	0.00	110557.02	916905.81	
Less Remaining Values			0.00	0.00				0.00	0.00		
Net	1055237.81	27682.36	0.00	110594.24	972325.93	1006097.66	21365.17	0.00	110557.02	916905.81	
001136 000	511.96	0.00	0.00	511.96	0.00	511.96	0.00	0.00	511.96	0.00	[illegible]
Wireless microphone											
001179 000	635.51	0.00	0.00	635.51	0.00	605.27	30.24	0.00	635.51	0.00	[illegible]
ISS Wire Shelf and Post											
001201 000	598.47	0.00	0.00	598.47	0.00	598.47	0.00	0.00	598.47	0.00	[illegible]
Chairs for office - VISA											
SUMMARY OF ASSETS W/NO CURRENT ACTIVITY											
	109769.16				109769.16	109241.83	93.05			109334.88	
Count= 10											
Class FF											
	111515.10	0.00	0.00	1745.94	109769.16	110957.53	123.29	0.00	1745.94	109334.88	
Less Remaining Values			0.00	0.00				0.00	0.00		
Net	111515.10	0.00	0.00	1745.94	109769.16	110957.53	123.29	0.00	1745.94	109334.88	
001115 000	1155.00	0.00	0.00	1155.00	0.00	1127.50	27.50	0.00	1155.00	0.00	d
Copier - Pan FP1680											
SUMMARY OF ASSETS W/NO CURRENT ACTIVITY											
	16684.17				16684.17	16684.17	0.00			16684.17	
Count= 7											
Class OE											
	17839.17	0.00	0.00	1155.00	16684.17	17811.67	27.50	0.00	1155.00	16684.17	
Less Remaining Values			0.00	0.00				0.00	0.00		
Net	17839.17	0.00	0.00	1155.00	16684.17	17811.67	27.50	0.00	1155.00	16684.17	
000105 000	3477.00	0.00	0.00	3477.00	0.00	3432.55	0.00	0.00	3432.55	0.00	d
NETWARE V4.4 50 USER CD											
001029 000	1017.00	0.00	0.00	1017.00	0.00	1017.00	0.00	0.00	1017.00	0.00	[illegible]
MAPLE FOR DOS/WINDOWS V 504 CD-ROM SINGLE USER STANDARD											

Fonix Speech

FIXED ASSET SUMMARY REPORT

as of 12/31/2005

SYS No Ext	Beginning Cost	(+) Current Year Acquisition	(+) Current Year Trans-In	(-) Current Year/Disp/ Trans-Out	Ending Cost	Prior Accum Depr Expense	(+) Curr YTD Depr Expense	(+) Curr Accum Depr Trans-In	(-) Curr Accum Depr Trans-Out	Total Accum Depr
	Fixed Asset Cost					Accumulated Depreciation				
001053 000	1445.08	0.00	0.00	1445.08	0.00	1445.08	0.00	0.00	1445.08	0.00
MS VISUAL SOURCESAFE V5.0										
001094 000	647.97	0.00	0.00	647.97	0.00	647.97	0.00	0.00	647.97	0.00
Novell Netware to Intranetware 10 User										
001095 000	360.45	0.00	0.00	360.45	0.00	360.45	0.00	0.00	360.45	0.00
Novel Netware 3.12 to 4.1 Upgrade										
001180 000	530.00	0.00	0.00	530.00	0.00	530.00	0.00	0.00	530.00	0.00
YOHO Speaker Verification Corpus										
002336 000	0.00	1074.93	0.00	0.00	1074.93	0.00	179.15	0.00	0.00	179.15
RoboHelp Office X5										
SUMMARY OF ASSETS W/NO CURRENT ACTIVITY										
	197209.09				197209.09	177083.11	6442.43			183525.54
Count= 77										
Class S										
	204686.59	1074.93	0.00	7477.50	198284.02	184516.16	6621.58	0.00	7433.05	183704.69
Less Remaining Values			0.00	0.00				0.00	0.00	
Net	204686.59	1074.93	0.00	7477.50	198284.02	184516.16	6621.58	0.00	7433.05	183704.69
SUMMARY OF ASSETS W/NO CURRENT ACTIVITY										
	1268305.99				1268305.99	1198549.75	23286.97			1221836.72
Count= 661										
Grand Total										
	1389278.67	28757.29	0.00	120972.68	1297063.28	1319383.02	28137.54	0.00	120891.01	1226629.55
Less Remaining Values			0.00	0.00				0.00	0.00	
Net	1389278.67	28757.29	0.00	120972.68	1297063.28	1319383.02	28137.54	0.00	120891.01	1226629.55

---------- Calculation Assumptions ----------

Book	Short Years	Midquarter Convention	Adjustment Convention	Include Sec 168(k) Allow & Sec 179
Internal	[N]	[N]	None	[N]

---------- Asset Grouping/Sorting ----------

Group: Active Assets

Include Assets that meet the following conditions:

Activity is currently A,D,F,J,K

Sort Assets by:

Customer	Account Manager	Assigned Reps	
4sure.com	Hodson	Hawes	
A2E	Oelfke	Oelfke	
AAFES	Hodson	Hawes	
A-C-E-S Communication	Flygare	Taylor	
Achieveglobal	Foss	Foss	
Active Voice	Clinger	Murdock	
Adaptive Solutions, Inc.	Kimbel	Kimbel	
Addvalue Technologies Ltd.	Shepherd	Shepherd	
Adelphia Communications	Murdock	Murdock	
Advantage Business Communications, Inc.	UNASSIGNED	Dolan	
Agri Information Partners BV	Oelfke	Oelfke	
Alcatel CIT	Murdock	Murdock	
Allen Systems Group. Inc.	Kimbel	UNASSIGNED	
Altec Lansing	Hodson	Hawes	
Amazon.com	Hodson	Hawes	
Amcom Software	Murdock	Clinger	Murdock
amdi	Oelfke	Oelfke	
American Literacy Council	Kimbel	Kimbel	
American Printing House for the Blind	Oelfke	Oelfke	
Andvari	Oelfke	Oelfke	
AOnePro	Shepherd	Shepherd	
Applied Human Factors, Inc.	Oelfke	Kimbel	Oelfke
ARM Europe	Kuestner	Kuestner	
ASA Gri	Oelfke	Oelfke	
ASAP Software	Murdock	Murdock	
ASAP Software	Murdock	Murdock	
Ascriptus, Inc.	Dolan	Dolan	
Assistec	Oelfke	Oelfke	
AST Inc.	UNASSIGNED	Shepherd	
ATT Wireless	Soelberg	Hong	
Bandai Company. Ltd.	Shepherd	Shepherd	
Bantam	Hodson	Hawes	
Baum Retec	Oelfke	Oelfke	
Bayer Pharmaceutical	Oelfke		
BBK	Shepherd	Shepherd	
Best Buy	Hodson	Hawes	
Big Brothers Big Sister	UNASSIGNED	Flygare	
Bio-Key	Oelfke	Oelfke	
Blackberry	Soelberg	Hong	
BLS Communications, Phoenix	Foss	Foss	
Bordercomm Partners, L.P. (El Paso, TX)	Foss	Foss	
Boston Wireless	UNASSIGNED	Murdock	
Boyer Group	Murdock	Murdock	
Brilliant Systems	Shepherd	Shepherd	
Browz Group Inc.	Hawes	Hawes	
Bruckner Supply Company, Inc.	Murdock	Murdock	
Bruckner Supply Company, Inc.	Murdock	Murdock	
buy.com	Hodson	Hawes	
Byrd Manufacturing	Shepherd	Shepherd	
C R England	Hawes	Hawes	
Callware	UNASSIGNED	Murdock	

Calsonic Kansei Corporation	Shepherd		
Campus Retail Canada	Hodson	Hawes	
Captaris, Inc.	Kimbel	UNASSIGNED	
CBS Technology	UNASSIGNED		
CCI Intellisys	Foss	Foss	
Central Refrigerated Services Inc	Foss	Foss	
Centrality Communications	UNASSIGNED	Shepherd	
CET Technologies	Soelberg	Hong	
CeylonSoft Technologies, Inc.	Kimbel	Oelfke	
China Elite Communications	Shepherd	Shepherd	
Clarity	Oelfke	Oelfke	
Clear Channel Broadcasting Co.	Hawes		
Cogito	Thomson	Thomson	
Columbia Ultimate	UNASSIGNED	Murdock	
CommWorks (3Com)	Clinger	Murdock	
Copper State	Foss	Dolan	
Cornerstone Mortgage	Murdock	Murdock	
Corporate Solutions, Boston	Foss	Foss	
Costco Wholesale	Hodson	Hawes	
CR England	UNASSIGNED	Dolan	
Crossmatch	Oelfke	Oelfke	
CustomWeather	Clinger	Murdock	
CyberAcoustics	Hodson	Hawes	
D. A. Davidson & Co.	Dolan	Dolan	
Daiichi Corporation	Shepherd	Shepherd	
DavisComms (S) Pte Ltd.	Shepherd	Shepherd	
DAW Construction Group	Dolan	Dolan	
Daw Inc Construction Specialists	Hawes	Hawes	
Dejima	Clinger	Murdock	
Dell	Hodson	Hawes	
Delphi Automotive Sustems	UNASSIGNED	Shepherd	
Delphi Automotive Systems	UNASSIGNED		
Delphi/Delco	UNASSIGNED	Shepherd	
Denso Corporation	Shepherd	Shepherd	
Dental/ Medical	Murdock	Murdock	
Dentrix/ Notification	Murdock	Murdock	
Deseret Power	Dolan	Dolan	
Destinator	UNASSIGNED	Thomson	
Destinator/Powerloc	Thomson	Thomson	
Destineer Studios	Knopf	Hong	
Dico system	UNASSIGNED		
DigiBuy	Price	Oelfke	Price
Digital River	Hodson	Hawes	
Distributed Audio	Oelfke	Oelfke	
D-Net	Shepherd	Shepherd	
Dolphin Computer Access	Oelfke	Oelfke	
Dowling group	Oelfke	Oelfke	
Draper City	Murdock	Murdock	
DSP Factory	Norberg	Murdock	
DST - Joe Lewo	UNASSIGNED	Hong	
Easy Digital, Inc.	Oelfke	Oelfke	
Easycom	Oelfke	Oelfke	

Ectaco	Shepherd	Shepherd	
EDS	UNASSIGNED	Murdock	
emCrit	Clinger	Murdock	
English Exchange	Dolan	Dolan	
Enovations	Clinger	Clinger	
En-Vision America, Inc.	Oelfke	Kimbel	Oelfke
EPOS Corp	Dolan	Murdock	
EQUIVOX LTD	Oelfke	Oelfke	
Eschelon Buckner Group	Foss	Foss	
Eschelon Minneapolis	Foss	Foss	
ezgov	Murdock	Murdock	
ezgov	Murdock	Murdock	
Fashion Place	Murdock	Murdock	
FKI Logistix	UNASSIGNED	Dolan	
Flextronics	UNASSIGNED	Shepherd	
Ford Motor Company	UNASSIGNED	Shepherd	
Ford Motor Company	UNASSIGNED	Shepherd	
Frank Solutions	Murdock	Murdock	
Franklin	Oelfke	Oelfke	
Freedom Scientific Low Vision Group	Oelfke	Kimbel	Oelfke
General Motors	UNASSIGNED	Shepherd	
Glenayre Technologies, Inc.	Kimbel	Murdock	
Global View	Loken-Kim	Loken-Kim	
GMX	Oelfke	Oelfke	
Golf Directory	UNASSIGNED	Murdock	
Gradiente	Thomson	Thomson	
Gribbs SW	Oelfke	Oelfke	
Group Sense Technology Ltd.	Shepherd	Shepherd	
Handango (Web Sales)	Price	Price	
HCT Ltd.	Oelfke	Oelfke	
HiTech Wealth Electronic Product Co., Ltd.	UNASSIGNED	Shepherd	
Holistic	Oelfke	Oelfke	
Humanware, Inc.	UNASSIGNED	Kimbel	
Hydro Aluminium Kurri Kurri Pty Ltd	Oelfke	Oelfke	
IAT (Information Access Technology)	Clinger	Murdock	
ICD Co., Ltd.	Shepherd	Shepherd	
IEC	Oelfke	Oelfke	
IGES	Hawes	Hawes	
Ikerlan	Oelfke	Oelfke	
Incog Studios (SCEA)	Knopf	Hong	
Infac Corp	Murdock	Murdock	
Information Access Technology	UNASSIGNED	UNASSIGNED	
Infospace	Murdock	Murdock	
Ingram Micro	Hodson	Hawes	
Inlighten Inc	UNASSIGNED	Murdock	
Innings	Oelfke	Oelfke	
Inscitek	Oelfke	Oelfke	
Inspeech	Oelfke	Oelfke	
Intel Corporation - Cellular and Handheld	Clinger	Clinger	
Intelek-Tech	Murdock	Murdock	
Intelligent Speech	Dolan	Dolan	
Intensity Tech	Dolan	Dolan	

Intermountain wood products	Hawes	Hawes	
INVAR	Oelfke	Oelfke	
Inventec Besta	Shepherd	Shepherd	
Ionyx	Flygare	Flygare	
IP blue Technology Solutions LLC	Dolan	Dolan	
JCI	Norberg		
Jordan School District	UNASSIGNED		
JulySoft	Oelfke	Oelfke	
Kaga Components	Shepherd	Shepherd	
kent Engineering	Oelfke	Oelfke	
Kirton & McConkie	Hawes	Hawes	
Koysoft	Loken-Kim	Loken-Kim	
Larry H Miller Group	Hawes	Hawes	
Lectronix, Inc.	UNASSIGNED		
Leica Geosystems AG	Soelberg	Hong	
LG Industrial Systems Co. Ltd	Loken-Kim	Loken-Kim	
LGS Group Inc., An IBM Company	Clinger	Murdock	
Life Fitness	Thomson	Thomson	
Lifeboat	Hodson	Hawes	
Lighthouse	Oelfke	Oelfke	
Lineo	UNASSIGNED	Hong	
MACDONALD DETTWILER	Oelfke	Oelfke	
MacSpeech	Oelfke	Oelfke	
MacVisionaries	Oelfke	Oelfke	
Madentec, LTD.	Oelfke	Kimbel	Oelfke
MassMutual Financial Group	Hawes	Hawes	
matrix	Oelfke	Oelfke	
Maxxar	Murdock	Murdock	
Maxxar	Murdock	Murdock	
Mayer-Johnson, Inc.	UNASSIGNED	Kimbel	
MCCT	Murdock	Murdock	
media ready	Oelfke	Oelfke	
MediaSolv	Clinger	Murdock	
Mediavoice	Oelfke	Oelfke	
Meijin Computer Technology Ltd.	Shepherd	Shepherd	
Melitech	Clinger	Clinger	
Metaphor Technology, Inc.	Kimbel	Murdock	
Microcomputer Science Center, Inc.	Kimbel	Oelfke	
Microsoft Japan	Shepherd	Shepherd	
Midgley-Huber Inc.	Hawes	Hawes	
Mighty Lite	Hawes	Hawes	
Mitec	UNASSIGNED	Shepherd	
Mobile Computing Systems	Dolan	Dolan	
Mobile Knowledge, Inc.	Dolan	Dolan	Kimbel
Monsanto- internal	Oelfke	Oelfke	
Mountain West, Salt Lake City	Foss	Dolan	
Mt. Olympus	Foss	Foss	
Mundwerk AG	Murdock	Murdock	
MURRAY CITY	Hawes	Hawes	
Mycable GmbH	Kimbel	Norberg	
NACSCorp	Hodson	Hawes	
Namco	Shepherd	Shepherd	

NASA Langley Research Center	Soelberg	Hong	
Navigation Solutions (NeverLost)	UNASSIGNED	Hong	
NEC	Lindsey	Shepherd	
NEC Custom Technica, Ltd.	Loken-Kim	Loken-Kim	
Nelly Moser	Kimbel	Dolan	
NEXCOM	Hodson	Hawes	
Nialls Systems	Oelfke	Oelfke	
Nicholas & Company, Inc	Foss	Foss	
Nintendo	Knopf	Hong	
Nissan Japan	Shepherd	Shepherd	
NITCA	UNASSIGNED	Maasberg	
Noah	Shepherd	Shepherd	
Nokia -Assisitve	Oelfke	Oelfke	
Nokia Mobile Phones	Soelberg	Hong	
NowEvolution	Hodson	Hawes	
Numbers Only Inc	Soelberg	Hong	
O C Tanner	Hawes	Hawes	
O C Tanner	Hawes	Hawes	
Office Depot	Hodson	Hawes	
OfficeMax	Hodson	Hawes	
ONCE	Oelfke	Oelfke	
OneNet	Flygare	Flygare	Taylor
Onesuite	UNASSIGNED	Murdock	
OPTIMUM S.A.	Oelfke	Oelfke	
Optrics	Murdock	Murdock	
Oracle - Server	Thomson	Thomson	
Panasonic - Automotive Electronics Systems	UNASSIGNED	Shepherd	
Pathfinder Communications	UNASSIGNED	Dolan	
Phonetic Systems, Ltd.	Murdock	Murdock	
Plumbers Supply	Dolan	Dolan	
PocketGear (Motricity)	Price	Price	
Pocketland.de	Price	Price	
Primary Image, Inc.	Kimbel	UNASSIGNED	
Prime Entertainment	Sobotka	Dolan	
Process Technologies	Hawes	Dolan	
Proof of service	Murdock	Murdock	
Protel Networks	Murdock	Murdock	Taylor
Qualcomm	Dolan	Dolan	
Quantum	Oelfke	Oelfke	
Questar	Dolan	Dolan	
Quillsoft, Ltd.	Oelfke	Kimbel	Oelfke
Ray, Quinney Nebeker	Murdock	Murdock	
RAYMarine	Oelfke	Oelfke	
Reagan Outdoor Advertising	Hawes	Hawes	
Redd Development	Murdock	Murdock	
Redman Van & Storage	Hawes		
Remotec Technology Ltd.	Shepherd	Shepherd	
RJ Cooper	Oelfke	Kimbel	Oelfke
RNIB	Oelfke	Oelfke	
RNIB	Oelfke	Oelfke	
Robo group	Oelfke	Oelfke	
Rockwell Collins	Shepherd	Shepherd	

SAIC	Murdock	Murdock	
SAIC	Murdock	Murdock	
SALT LAKE COUNTY	Hawes	Hawes	
SamSung Electronics (Home Robot)	Loken-Kim	Loken-Kim	
SANDESCO	Oelfke	Oelfke	
Sanyo Mavic/Media Co. LTD.	Shepherd	Shepherd	
School Districts	Hawes	Dolan	
SCi	Hong	Hong	
Scotia Bank	Oelfke	Oelfke	
Seiko Instruments	Shepherd	Shepherd	
Sendo	Soelberg	Hong	
SES Systems Pte Ltd	Oelfke	Oelfke	
Shinwoo Electronics Co., Ltd.	Loken-Kim	Loken-Kim	
Siemens	Oelfke	Oelfke	
Silent Comm	Oelfke	Oelfke	
Sizzling Platter	Foss	Foss	
Skeye Systems	Shepherd	Shepherd	
Slater Software	Oelfke	Oelfke	
Smart Media Online	Kimbel	UNASSIGNED	
Smartphone.net (Motricity)	Price	Price	
SmartTalk, Inc. (Salt Lake City)	Dolan	Dolan	
SmartTalk.Com, Inc	Murdock	Murdock	
Software House Intl.	Dolan	Dolan	
Software House Intl.	Dolan	Dolan	
Sony Japan	Shepherd	Shepherd	
SoundSolutions, LLC	Clinger	Clinger	
Source-RH	Oelfke	Oelfke	
South Towne Mall	Murdock	Murdock	
SouthRidgeCapital - Telecom company	Flygare	Flygare	
SpeechPhone	Thomson	Thomson	
SSR Int	Oelfke	Oelfke	
Staples	Hodson	Hawes	
Stewart's Shops	Hawes	Hawes	
SugarHouse Awning	UNASSIGNED	Murdock	
Sunplus	Loken-Kim	Loken-Kim	
Supertec	Oelfke	Oelfke	
TEC International	Foss	Dolan	
Tech Asset	Loken-Kim	Loken-Kim	
Tectron	Shepherd	Shepherd	
Telecommunications Software GmbH	Kimbel	UNASSIGNED	
telesage	Oelfke	Oelfke	
Teleservizi	Oelfke	Oelfke	
Telex	Oelfke	Oelfke	
Teligy	UNASSIGNED	Oelfke	
TEMIC Sprachverarbeitung GmbH	Norberg	Norberg	
Terma ATC	UNASSIGNED	Dolan	
Terma ATC	UNASSIGNED	Dolan	
Texas Instruments Japan Ltd.	Shepherd	Shepherd	
TextHelp	Oelfke	Oelfke	
The Maxxar Corporatioin	Hawes	Hawes	
Thongwong Advanced GPS systems	Oelfke	Oelfke	
TigerDirect.com	Hodson	Hawes	

Topgrade Technologies Ltd.	Shepherd	Shepherd	
TradeTec Computer Systems Ltd.	Oelfke	Oelfke	
Tri-Tel	Murdock	Murdock	
Uniden	Shepherd	Shepherd	
Uniden Corporation	Clinger	Clinger	
Unlimiter	Oelfke	Oelfke	
US Automation, Inc.	Oelfke	Kimbel	Oelfke
US Navy - SPAWAR	Kimbel	Murdock	
USAN INC	Murdock	Murdock	
USAN INC	Murdock	Murdock	
Utah State Bar Association	Foss	Foss	
V A R	Murdock	Murdock	
Valcom	Hawes	Flygare	Johnson
Valley Agriculture Software	Dolan	Dolan	
Valley Fair Mall	Murdock	Murdock	
Vangard Voice	Dolan	Dolan	
Victor Company of Japan, Ltd.	Shepherd	Shepherd	
View Plus	Oelfke	Oelfke	
Virtual Inter Tours	Dolan	Dolan	
Visteon Corporation	Oelfke	Oelfke	
Visuaide	Oelfke	Oelfke	
Voice Box	Lindsey	Dolan	
Volkswagen of America	Lindsey	Shepherd	
VYSYS, Inc.	Dolan	Murdock	
Wachovia Securities	Dolan	Dolan	
Washington Federal	Hawes	Hawes	
Web MD	Oelfke	Oelfke	
Wells Fargo Bank	Hawes	Hawes	
Western Communications	Foss	Foss	
Western Nut Co.	Hawes	Hawes	
Whistler Group	Dolan	Dolan	
WON-DOOR	Hawes	Hawes	
Workers compensation Fund	Hawes	Hawes	
Workman	Oelfke	Oelfke	
XWave	Lindsey		
Zeacom	Dolan	Dolan	
Zephyr Technology Solutions	Foss	Foss	
Zions Bank	Hawes	Dolan	
Zions Securities	Hawes	Hawes	

File Location	Contract Name	Sales DB	Contract #
3300.25.1	**Drop File** Rimpex Chile - Prospectus		
3300.14	**Drop File** SGS Thompson Microelectronics		
3300.53.1	**Drop File** Telia / Infovox Due Diligence		
3300.28	@Hand		
3300.315	Accelerated Technology / Mentor Graphics		
3300.75	Access Solutions	Y	MW-02-1007-OEM
3300.107	ACT Valley Co., LTD.		
1601.1.2004	Activision		
3300.112	Adacel Multimedia		
3300.106	Adaptive Audio, Inc.		
3300.159	Advanced Computer Innovations Inc.		
3300.328	AI Corporation		
3300.26	Al Hamed Enterprises		
1601.1.2005	Alan Cavarno		
1601.1.2005	Alen Ladavac		
3300.86	Alernate Access	Y	
3300.103	Ali R. Montazemi		
3300.316	ALK Technologies, Inc.	Y	N/A
3300.104	Alliance Infotech		
3300.89	Allvoice Computing PLC		
3300.111	Amit Systems		
3300.97	Analog Devices, Inc.	Y	
3300.91	Anchorage School District		
3300.95	Andrew Solvak		
3300.96	Anisoft Corp.		
1601.1.2004	Anthro Tronix, Inc.		
3300.98	Aplicorp		
3300.114	Applied Future Technologies		
3300.99	Arkenstone		
3300.100	Arkin Systems		
3300.77	Artificial Mind and Movement, Inc.		
3300.102	ASA Solutions		
3300.15	Ascom Systee AG		
3300.82	AT&T		
3300.247	A-Technic	Y	
3300.120	Athlone International LTD.		
3300.30	AudioBase		
3300.87	Auvo Technologies		
3300.241	Avaya	Y	
1601.1.2005	B.A. Prod. & Dist.		
3300.135	Bell Atlantic		
3300.116	Bell Canada		
3300.117	Bellsouth Communications Systems		
3300.118	BeSmart Kids		
3300.119	Bestech		
3300.130	Big Sky		

3300.121	Binary Reality		
3300.122	Bitwave PTE LTD		
3300.129	Bloomberg LP		
2000.1.2005	Blue Trade		
3300.131	BOC Group		
3300.123	Booz Allen & Hamilton, Inc.	Y	
3300.110	Bose Corporation		
1601.1.2005	Breakway Ltd.		
3300.124	Bridge Info Systems		
3300.125	Brience Inc.		
3300.126	Broadpoint Communications		
3300.127	Brother International		
3300.128	BYU		
3300.152	Call Technologies Inc.		
3300.20	Canon		
3300.145	Casio Manufacturing	Y	ESS-04-1120-OEM
3300.138	CAT Technology		
3300.148	Cirrus Logic		
3300.137	CIT Soundlogic		
3300.151	Cleverlearn.com		
2000.1.2005	Club i-Mate		
3300.38	Compaq	Y	
3300.80	CompUSA		
3300.155	Compusult	Y	
2000.1.2003	Compusult Limited		
3300.139	Computer Communications		
3300.154	Concierge Agreements		
3300.143	Conexant		
3300.136	Connect Soft		
3300.142	Coresoft		
3300.108	Cress LLC.		
3300.144	Critical Point Software		
3300.157	Damier Benz		
3300.167	Data Research		
1601.1.2005	Dave Wheeler		
3300.65	Dentrix Dental Systems		
3300.165	Diebold		
1601.1.2005	Digital Illusions		
3300.160	Digital Voice Systems		
3300.162	Domain Dynamics		
2000.1.2002	Domain Dynamics Limited		
3300.163	DSI Technology		
1601.1.2005	Dynamic Animation Systems		
3300.178	Ease CT Solutions		
3300.175	Edify	Y	
3300.174	eJunction		
3300.236	Electronic Arts, Inc.	Y	N/A

3300.171	Emergence Corporation		
3300.170	Enkidu Research, Inc.	Y	
2000.1.2003	Enkidu Research, Inc.		
3300.61	Envox		
3300.180	EPOS		
3300.42	Epson	Y	N/A
2000.1.2002	Epson Scotland	Y	
3300.43	Ericsson		
3300.73	eRoom System Technologies, Inc. (Fox Invest)		
3300.179	Exp.com		
3300.109	Extended Systems of Idaho		
1601.1.2004	ExxonMobil		
3300.83	Fedex		
3300.181	Firstcall Solutions		
3300.183	Flexion Systems		
3300.184	FlexMedia, LLC.		
3300.172	Foresight Technology		
3300.44	France Telecom - CNET		
3300.48	Franklin-Covey		
3300.45	Fresno Policy File		
1601.1.2005	Frontier Development		
3300.323	Fry's Electronics		
1601.1.2005	Fu Jen University		
3300.003	Fujitsu		
1601.1.2005	Games That Work		
3300.56	GE		
3300.244	General Dynamics	Y	
3300.21	General Magic		
3300.141	Getgomail.com Inc.		
3300.156	Gilaron Technologies		
3300.81	Global Marketing Partners, Inc.		
3300.11	Goldstein, Goldstein & Reis LLP		
3300.199	Government Micro Resources		
3300.158	Gravity Media Group		
3300.185	Gus Communications, Inc.	Y	QR-CLAM3-90
2000.1.2002	GW Micro Inc.	Y	
3300.64	Hewlett Packard	Y	
2000.1.2003	High Tech Computer (HTC)	Y	
3300.001	Hitachi	Y	
3300.190	Hwacom Systems Inc.		
1601.1.2005	IEntertainment		
3300.192	Imbot.com Inc.		
3300.333	InDesign, LLC		
3300.193	Indicast		
3300.37	Infineon Technologies AG		
3300.194	Information Echo, Inc.		
3300.195	Infosys Corporation		

2000.1.2005	Innovative Picking Technology		
3300.318	Innovision, Inc.		
3300.23	InQuizit / Intelligent Text Processing		
3300.203	Insight Systems		
3300.007	Intel	Y	1308652
3300.186	Intelimation Technologies		
1601.1.2005	Intelligent Mechatronic Systems		
3300.204	Interactive Media Corp.		
3300.197	Interactive Telesis		
3300.200	Interest Driven Learning Inc.		
1601.1.2005	Interface Communications		
3300.201	Intertel Systems		
3300.205	Inzigo Inc.		
3300.313	iRobot Corporation	Y	05-130
3300.313	iRobot Corporation	Y	05-1126-OEM
3300.47	Irvine Sensors Corp.		
3300.208	ISIS		
3300.209	ISPEECH Technologies		
3300.210	iVoice.com		
3300.74	Jared Go ("NeoPad")		
3300.319	JC Research, Inc.		
2000.1.2003	Jen & Company		
3300.211	Johnson Controls, Inc.		
3300.212	Kachina Guide		
3300.216	Kizan Corp.		
3300.39	KME Panasonic		
3300.312	Knowledge Adventure	Y	04-1120-game
3300.19	Knowledge Aventure	Y	
3300.214	Kunn Soft		
3300.27	Kunnsoft Capital		
3300.215	KWAN Auyeng		
3300.72	Kyocera Wireless Corp.		
3300.105	Lear Corporation	Y	
2000.1.2005	LevelStar, LLC		
3300.232	LG Electronics MobileComm U.S.A., Inc.		
3300.46	Linkon		
3300.221	LIPSinc		
3300.222	Lockheed Martin	Y	
3300.218	Locus Dialogue		
3300.219	Logica North America		
3300.10	Logos Corporation		
1601.1.2005	Lucas Systems		
3300.36	Lucent		
3300.223	Lyrix, Inc.		
1601.1.2004	Mad Doc Software		
1601.1.2005	Magellon Interactive		
3300.225	Map Mobile Communications, Inc.		

1601.1.2005	Marc Bohen		
1601.1.2005	Mark Fitt		
1601.1.2002	Marney Beard		
3300.227	Marquette University		
2000.1.2002	Maxi-Aids, Inc.	Y	
3300.189	McCarty Agency		
3300.230	MCI Worldcom Network Services, Inc.		
3300.198	McKesson HBOC	Y	
1601.1.2006	McKesson HBOC	Y	
3300.228	Media Plex		
3300.004	Memex		
2000.1.2002	Meridian Environmental Technology	Y	
3300.238	Message Net Systems		
3300.317	Metro One Telecommunications	Y	
2000.1.2003	Micro Media Inc.	Y	
2000.1.2003	Micro Step-MIS	Y	
3300.231	Microlog Corporation		
3300.006	Micron		
3300.12	Microsoft	Y	102745
3300.12	Microsoft	Y	94223
3300.12	Microsoft	Y	21780
3300.55	Mitsubishi		
3300.234	Mobile Reach, Inc.		
3300.217	Morgan State University		
3300.35	Motorola	Y	N/A
3300.51	Motorola - I Radio Project	Y	
3300.235	MTS Technologies, Inc.		
3300.239	Mumps Audio Fax		
3300.34	National Semiconductor		
3300.327	Navigation Technologies		
3300.188	Navtech		
3300.245	Neil Squire Foundation	Y	QR-CLAM3-78
3300.173	Neomagic Corporation		
3300.243	Net Sage Corporation		
3300.242	Net Star Inc.		
1601.1.2004	Newfound Comm.		
3300.250	Nissi Media		
3300.246	Nordstrom		
3300.33	Nortel	Y	
3300.308	NovaLogic, Inc.	Y	04-1115-game
3300.248	Novaltel		
3300.57	Nuance	Y	
3300.29	Nuvomedia		
3300.249	NYNEX		
3300.321	O2	Y	
3300.314	OC3 Entertainment, Inc.	Y	04-1120-game
3300.252	Odyssey Technology, Inc.		

2000.1.2002	Oki Electric Industry		
3300.254	OmnEmail.com		
3300.258	Omron Advanced		
3300.255	Onebox.com Inc.		
3300.256	Onscon, Inc.		
3300.257	Opensoft Inc.		
3300.70	Oracle		
3300.79	Panasonic AVC American Laboratories, Inc.		
3300.49	Paradigm Motion Picture Co.		
3300.276	Parvus Corporation		
3300.277	Passcall LTD.		
3300.63	Periphonics		
3300.17	Phillips Car Systems		
3300.259	Phonesoft Corporation		
3300.60	Pipe Beach		
3300.278	Planet Technology		
3300.260	Planetary Motion		
3300.269	PRC, Inc.		
3300.270	Prentke-Romich Company	Y	MW-02-1005-OEM
3300.261	Prepaid Cellular Phone		
3300.265	Price Interactive		
3300.271	Priority Call Management Inc.		
3300.262	Productivity Works		
3300.279	Progressive Communication		
3300.272	Pronexus, Inc.		
3300.273	Protocol Communications		
3300.62	Purple Software Ltd.		
3300.280	Quality Call Solutions		
3300.281	Qwest		
3300.286	RA Consulting		
1601.1.2005	Raytheon Canada Limited		
3300.283	Readycom Inc.		
3300.32	Real NetWorks		
3300.18	Reality Fusion		
3300.50	Red Storm Entertainment		
3300.284	Redflex Limited		
3300.16	Registry Magic		
1601.1.2005	Relentless		
3300.294	Rhetorical Inc.		
3300.25	Rimpex Chile		
3300.282	Ringl Telecom, Inc.		
3300.287	Rob Fletcher		
1601.1.2005	Robit Hairman		
1601.1.2005	Rockstar San Diego		
3300.78	Saffire, Inc.		
2000.1.2003	Saltillo Corporation	Y	

3300.264	Sanyo Technosound Co.,Ltd.		
3300.306	SBC Technology Resources, Inc.		
3300.309	SCO Telephony		
3300.54	Sega		
3300.329	SeniorMag LLC		
2000.1.2003	Sensory Software International		
3300.301	Setnet Corporation		
3300.285	Share Media		
1601.1.2005	Shiawase Usagi		
3300.289	SI Corp.		
3300.324	Siebel Systems, Inc.	Y	
3300.002	Siemens		
3300.305	Sigmet		
3300.310	Sinapore Telecom		
3300.307	Sirenic, Inc.		
3300.311	SmartDial		
3300.288	Softel Inc.	Y	
3300.253	Sony Corporation		
3300.84	Spacemachine		
3300.322	Speak Alaska		
3300.304	Speaking Sign Systems, LLC.		
3300.303	Speechnet LTD.		
3300.263	Spherlink Communications Corp.		
1601.1.2004	Springer Design, Inc.	Y	04-128
3300.251	Sprint Corporation		
3300.240	Square Talk HB		
3300.302	Starkeynet		
3300.299	Stephan Nadeau		
3300.132	Stephen Craig Brooks		
1601.1.2005	Stepware, Inc.		
3300.298	Steve Rotering		
3300.300	Steven Long		
3300.296	Stottler Henke Associates, Inc.		
3300.76	Sun Microsystems		
3300.295	Sunesis Group Communications		
3300.297	SuperShuttle		
3300.291	Sybersay Communications		
2000.1.2002	Sym Systems	Y	
3300.293	Symbian		
3300.290	Symbol		
2000.1.2004	Symmetry Innovations		
3300.68	Synaptic		
3300.292	Syntellect		
3300.31	Syrinx		
3300.331	Systemetrics, Inc.		
1601.1.2002	Takashi Munekata		
3300.237	Take-Two Interactive Software		

3300.24	Talk2		
2000.1.2003	Team Warrior, Ltd.		
3300.113	Technology and Integration Corporation	Y	
3300.320	TEK Systems		
3300.115	TekNow Inc.		
3300.41	Tektronics		
3300.93	Telephony Express		
3300.53	Telia / Infovox		
2000.1.2002	Telia Promotor		
3300.92	Tellngo.com Inc.		
3300.90	Telsurf Networks, Inc.		
3300.88	Tenfold Corp.		
1601.1.2005	Tertec Enterprises		
3300.009	Texas Instruments		
1601.1.2005	The Dreadnought Project		
3300.275	Thomson Consumer Electronics, Inc.	Y	
3300.133	Ticket Web		
1601.1.2005	Tidel Engineering		
1601.1.2005	Timbersoft, Inc.		
3300.268	Tiscali		
3300.101	Toby Churchill Limited	Y	QR-CLAM3-19
2000.1.2003	Toby Churchill Limited		
3300.40	Toshiba		
3300.94	Transcommunications		
3300.267	TransCore, Inc.		
1601.1.2005	Two Technologies		
3300.187	Ubisoft Inc.	Y	
3300.140	Ucallnet, Inc.		
3300.149	Ultimate Technology		
3300.146	Unisys Corporation		
1601.1.2005	University Carlos III		
3300.147	UREACH.COM		
1601.1.2005	Venture Research		
3300.67	Veritel		
3300.58	Verizon		
3300.166	Versaware		
3300.191	Vexis Systems		
3300.13	Videophone Corp.		
3300.177	Vihar, Inc.		
3300.176	Virtual Suite		
3300.169	Virtual Technology Corporation		
3300.196	VisionSphere Technologies		
3300.182	Viva Networks		
3300.202	Vocal Point, Inc.		
3300.150	Vocalis Limited		
3300.164	VOCI Corporation		
3300.206	Voice Integrators		

3300.168	Voice Mail Plus	
3300.71	VoiceNet	
3300.161	VoiceRite, Inc.	
3300.207	Vois Corporation	
3300.59	Volvo	
3300.52	Vox Polsa	
3300.266	Voxsurf	
3300.220	Webefone	
3300.69	Wind River (WindLink)	Y
3300.213	Wireless 2 Web LLC	
3300.66	X Out	
3300.226	Xiam	
3300.229	XL Vision, Inc.	
3300.224	Xora, Inc.	
3300.326	Yazaki North America Inc.	Y
3300.233	Yookwang Infocom	

January 03, 2006

SELLABLE PARTS

Sellable Part	Part Type
** Not Identified **	Sellable End Item
Automotive 2.1 Yazaki XScale QNX 6.1 License	Runtime/per-unit License
Automotive Mitsubishi Project 2 License	Runtime/per-unit License
Automotive Mitsubishi Project 2 SDK	Sellable End Item
Caller-ID Epson S1C33 Family	Sellable End Item
ConnectMe 2.06	Sellable End Item
DECtalk 4.6.1 License	**Runtime/per-unit License**
DECtalk 4.6.2 Licence	**Runtime/per-unit License**
DECtalk 4.6.3 Casio Project 1	Runtime/per-unit License
DECtalk 4.6.3 License	**Runtime/per-unit License**
DECtalk 4.6.3 SDK	**Sellable End Item**
DECtalk 4.6.4 SDK	**Sellable End Item**
DECtalk 5.0 (Epson Scotland ARM 7) License	**Runtime/per-unit License**
DECtalk 5.0 License	**Runtime/per-unit License**
DECtalk 5.0 SDK	**Sellable End Item**
DECtalk 5.1 SDK	**Sellable End Item**
DECtalk Castilian Spanish	Option: TTS Language
DECtalk German	Option: TTS Language
DECtalk Italian	Option: TTS Language
DECtalk Latin American Spanish	Option: TTS Language
DECtalk RTLinux 5.0	Sellable End Item
FAAST 5.1 License	Runtime/per-unit License
FAAST 5.2 License	Runtime/per-unit License
Fonix Embedded 3.0 TTS	Option: Platform
Fonix/Blackfin Embedded Speech Solutions Licence	Runtime/per-unit License
Fonix/Blackfin Embedded Speech Solutions SDK	**Sellable End Item**
MicroDECtalk for Motorola iDEN	**Runtime/per-unit License**
RealVoice 2.1 European License	**Runtime/per-unit License**
TimeTalk	Sellable End Item
TimeTalk 1.0 PPC	Option: Platform
VoiceAlert 2.0 PPC	Sellable End Item
VoiceCentral 2.0 PPC	**Sellable End Item**
VoiceCentral 3.0 PPC	**Sellable End Item**
VoiceDial 1.1 PPC	Sellable End Item
VoiceDial 1.2 (HTC) License	Sellable End Item
VoiceDial 1.2 (Hitachi) License	Runtime/per-unit License
VoiceDial 1.2 (Premium)	Sellable End Item
VoiceDial 2.0	Sellable End Item
VoiceDial 2.0 (HTC) License	**Sellable End Item**
VoiceDial 2.0 PPC 2002 English	Sellable End Item
VoiceDial 2.0 PPC 2002 French	Sellable End Item
VoiceDial 2.0 PPC 2002 German	Sellable End Item
VoiceDial 2.0 PPC 2002 Italian	Sellable End Item
VoiceDial 2.0 PPC 2002 Spanish	Sellable End Item
VoiceDial 2.0 PPC 2003 English	**Sellable End Item**
VoiceDial 2.0 PPC 2003 English HTC Flat / D4.6.3	Sellable End Item
VoiceDial 2.0 PPC 2003 English HTC Flat / D5.0	Sellable End Item
VoiceDial 2.0 PPC 2003 French	Sellable End Item
VoiceDial 2.0 PPC 2003 French HTC Flat / D4.6.3	Sellable End Item

VoiceDial 2.0 PPC 2003 French HTC Flat / D5.0	Sellable End Item
VoiceDial 2.0 PPC 2003 German	Sellable End Item
VoiceDial 2.0 PPC 2003 German HTC Flat / D4.6.3	Sellable End Item
VoiceDial 2.0 PPC 2003 German HTC Flat / D5.0	Sellable End Item
VoiceDial 2.0 PPC 2003 Italian	Sellable End Item
VoiceDial 2.0 PPC 2003 Italian HTC Flat / D4.6.3	Sellable End Item
VoiceDial 2.0 PPC 2003 Italian HTC Flat / D5.0	Sellable End Item
VoiceDial 2.0 PPC 2003 Spanish	Sellable End Item
VoiceDial 2.0 PPC 2003 Spanish HTC Flat / D4.6.3	Sellable End Item
VoiceDial 2.0 PPC 2003 Spanish HTC Flat / D5.0	Sellable End Item
VoiceDial 2.0 PPC PE (Languages-USE,UKE,F,G,S)	Sellable End Item
VoiceDial 2.0 PPC WM5 English	**Runtime/per-unit License**
VoiceDial 2.0 SP 2002 English	Sellable End Item
VoiceDial 2.0 SP 2002 French	Sellable End Item
VoiceDial 2.0 SP 2002 German	Sellable End Item
VoiceDial 2.0 SP 2002 Italian	Sellable End Item
VoiceDial 2.0 SP 2002 Spanish	Sellable End Item
VoiceDial 2.0 SP 2003 English	Runtime/per-unit License
VoiceDial 2.0 SP 2003 English HTC Flat	Sellable End Item
VoiceDial 2.0 SP 2003 French	Sellable End Item
VoiceDial 2.0 SP 2003 French HTC Flat	Runtime/per-unit License
VoiceDial 2.0 SP 2003 German	Sellable End Item
VoiceDial 2.0 SP 2003 German HTC Flat	Sellable End Item
VoiceDial 2.0 SP 2003 Italian	Sellable End Item
VoiceDial 2.0 SP 2003 Italian HTC Flat	Sellable End Item
VoiceDial 2.0 SP 2003 Spanish	Sellable End Item
VoiceDial 2.0 SP 2003 Spanish HTC Flat	Sellable End Item
VoiceDial 2.1 SP 2003 English	**Runtime/per-unit License**
VoiceDial 2.1 SP WM5 English	**Runtime/per-unit License**
VoiceIn GE 3.3 for PS2	Sellable End Item
VoiceIn GE 3.3 for Windows	Sellable End Item
VoiceIn GE 3.3 for XBox 1	Runtime/per-unit License
VoiceIn GE 4.0 for Xenon	Sellable End Item
VoiceIn Gamer's SDK 1.0	**Sellable End Item**
VoiceIn SE 4.0.1 License	**Runtime/per-unit License**
VoiceIn SE 4.0.1 SDK (All)	**Sellable End Item**
VoiceIn SE 4.0.1 SDK (Blackfin)	Sellable End Item
VoiceIn SE 4.0.1 SDK (Epson)	Sellable End Item
VoiceIn SE 4.0.1 SDK (Symbian)	Sellable End Item
VoiceIn SE 4.0.1 SDK (WinCE)	**Sellable End Item**
VoiceIn SE 4.0.2 License	Runtime/per-unit License
VoiceIn SE 4.0.2 SDK	Sellable End Item
VoiceIn SE 4.1 License	**Runtime/per-unit License**
VoiceIn SE 4.1 SDK	**Sellable End Item**
VoiceIn SE 4.1 SDK (Blackfin)	**Sellable End Item**
iSpeak	Sellable End Item
iSpeak 1.0 (PC)	Option: Platform
iSpeak 1.0 PPC	Sellable End Item
iSpeak 3.0 (PC)	Sellable End Item
s.Manager/S 2.0 License	**Sellable End Item**
s.Manager/S 2.0 for Linux (C++) SDK	Sellable End Item

Bold = Product currently tied to 2006 forcast

Part Status	Date Available
1. Planning	07/21/2004
5. Final - Product Released	04/05/2002
5. Final - Product Released	04/13/2004
5. Final - Product Released	04/13/2004
4. Beta - External Test Phase	10/01/2002
5. Final - Product Released	09/24/2003
9. Obsolete	**03/03/2000**
9. Obsolete	**11/28/2003**
5. Final - Product Released	03/04/2005
5. Final - Product Released	**03/11/2005**
5. Final - Product Released	**11/28/2003**
5. Final - Product Released	**12/06/2005**
5. Final - Product Released	**03/28/2003**
5. Final - Product Released	**11/28/2003**
5. Final - Product Released	**11/28/2003**
2. Internal - Dev & Test Phase	**06/30/2005**
5. Final - Product Released	04/09/2004
	04/30/2004
5. Final - Product Released	02/11/2005
	04/09/2004
5. Final - Product Released	07/01/2004
5. Final - Product Released	03/07/1997
5. Final - Product Released	03/07/1997
5. Final - Product Released	
4. Beta - External Test Phase	04/09/2004
4. Beta - External Test Phase	**04/09/2004**
3. Alpha - Internal Test Phase	
9. Obsolete	**03/03/2000**
5. Final - Product Released	
9. Obsolete	
5. Final - Product Released	
5. Final - Product Released	
5. Final - Product Released	
9. Obsolete	05/01/2004
6. SR1 - Service Release 1	07/31/2003
5. Final - Product Released	
5. Final - Product Released	
5. Final - Product Released	**01/01/2005**
5. Final - Product Released	07/30/2004
5. Final - Product Released	07/30/2004
5. Final - Product Released	07/30/2004
5. Final - Product Released	07/30/2004
5. Final - Product Released	07/30/2004
5. Final - Product Released	**02/23/2005**
5. Final - Product Released	02/23/2005
5. Final - Product Released	01/01/2004
5. Final - Product Released	02/23/2005
5. Final - Product Released	02/23/2005

5. Final - Product Released	01/01/2004
5. Final - Product Released	02/23/2005
5. Final - Product Released	02/23/2005
5. Final - Product Released	01/01/2004
5. Final - Product Released	02/23/2005
5. Final - Product Released	02/23/2005
5. Final - Product Released	01/01/2004
5. Final - Product Released	02/23/2005
5. Final - Product Released	02/23/2005
5. Final - Product Released	01/01/2004
5. Final - Product Released	**10/11/2005**
5. Final - Product Released	02/23/2005
5. Final - Product Released	02/23/2005
5. Final - Product Released	02/23/2005
5. Final - Product Released	02/23/2005
5. Final - Product Released	07/30/2004
5. Final - Product Released	02/23/2005
5. Final - Product Released	02/23/2005
5. Final - Product Released	02/23/2005
5. Final - Product Released	02/23/2005
5. Final - Product Released	02/23/2005
5. Final - Product Released	02/23/2005
5. Final - Product Released	02/23/2005
5. Final - Product Released	02/23/2005
5. Final - Product Released	02/23/2005
5. Final - Product Released	02/23/2005
5. Final - Product Released	**06/30/2005**
5. Final - Product Released	**11/28/2005**
5. Final - Product Released	05/07/2004
5. Final - Product Released	05/07/2004
5. Final - Product Released	05/07/2004
5. Final - Product Released	
5. Final - Product Released	**02/27/2004**
5. Final - Product Released	**03/25/2005**
5. Final - Product Released	**03/25/2005**
5. Final - Product Released	03/25/2005
5. Final - Product Released	03/25/2005
5. Final - Product Released	03/25/2005
5. Final - Product Released	**03/25/2005**
2. Internal - Dev & Test Phase	
2. Internal - Dev & Test Phase	
2. Internal - Dev & Test Phase	**05/31/2005**
2. Internal - Dev & Test Phase	**05/31/2005**
5. Final - Product Released	**12/22/2005**
5. Final - Product Released	
9. Obsolete	
5. Final - Product Released	01/02/2004
9. Obsolete	
2. Internal - Dev & Test Phase	
5. Final - Product Released	11/28/2003

Fonix Patent Summary

Updated 6/01/04

USPTO=US Patent & Trademark Office

* no file Boston Office PCT = Patent Cooperation Treaty

EPO = European Patent Office

ID #	Patent Title	Patent #	Filings	Notes	Status
2	Method and Apparatus for Determining Pitch Synchronous Frames		Filed US 10-15-99 Filed PCT 10-16-00	Office Action, amend filed 4/30/02. European, Japan, Korea filing fee's due in time for Finnegan to meet appl deadline of 4/14/02	Pending **Abandoned**
3	Apparatus and Methods for Detecting Onset of a Signal	US Issued 5-29-01 # 6,240,381			
0007*	Methods and Apparatus for Phoneme Estimation Using		Filed US 8-7-98 Filed PCT 8-6-99		Abandoned Abandoned
9	Apparatus and Method for Context-Based Processing of User Input		Filed US 5-14-98	Rejected	Abandoned
10	Method and Apparatus for Signal Classification Using a Multilayer Network	US Issued 3-27-01 # 6,208,963	Filed EPO 6-23-99 Filed Japan 6-23-99 Filed S Korea 6-23-99 Filed PCT 6-23-99	MULTCONS	Pending Pending Pending Completed
22	User independent, real-time speech recognition system	US Issued #5,640,490		Our original broad ASR patent -------------------------	

	and method	--------- US Issued 2-16-99 # 5,873,062	--------- Filed EPO 3-11-96 Filed Japan 3-11-96 Filed S Korea 3-11-96 Filed PCT 3/11/96		Pending Pending Pending Completed
23	Apparatus and Method for Processing Handwritten and Hand Drawn Input and Speech Input		Filed US 5-18-99 Filed PCT 5-20-99 --------- Filed US 12-22-99	4/8/02 formal allowance notice rec'd --------- Continuation in part of above appl	Pending Pending --------- Pending
0027*	Method and system for syllable parsing	US Issued 2-13-01 # 6,188,984	Filed PCT 11/16/99		Pending
	Method and Apparatus for Speech Feature Recognition	US Issued # 5,381,512		Acquired by Fonix	
6001 6001 cont'd	Telephone Assisted OnLine/Server-Based Computer Authentication			Provisional Appl filed US PTO 4/5/02. Standard US patent appl must be filed by 4/5/03 as well as foreign filings.	Pending Pending (Jan 03) decision to file must be made.

CONFIDENTIAL

Fonix Trademark Summary
Updated 7/27/05 by Tadiana Jones

USPTO=US Patent & Trademark Office

ID #	Trademark	Status	Notes
Serial #75/284001	MULTCONS	Abandoned	Appl. filed 4/30/97, Abandoned 4/30/02
Ser. #75/180053	F and Design (for chips and circuit boards)	Abandoned	Appl. filed 10/11/96
Ser. #75/112639 & #76/091567	COMBADGE	Abandoned	Was filed twice with PTO, in 1996 and 2000, and abandoned both times (most recently 4/30/02)
Ser. #75/567098 & #76/224509	PLUG AND SPEAK (for hardware and ASR software)	Abandoned	Was filed twice with PTO, in 1996 and 2001, and abandoned both times (most recently 10/30/03)
Reg. #2251577	FREEDOM OF SPEECH (for computers, computer peripherals, and computer programs for use in natural language voice recog.)	Registered 6/8/99	Sec. 8&15 affidavits DUE: need to be filed with PTO by 12/8/05 [grace pd.]
Reg. #2314813	DISSOLVING THE LAST BARRIER BETWEEN MAN AND MACHINE (for hardware and ASR software)	Registered 2/1/00	Sec. 8&15 affidavits need to be filed with PTO between 2/1/05 and 2/1/06
Reg. # 2232449	FONIX (for computers and voice-related accessories)	Registered 3/16/99	Sec. 8&15 affidavits filed; renewal due by 3/16/09
Reg. #2356610	ACUVOICE (for speech, synthesis computer software for use in telephony, multimedia, and assistive technology applications)	Registered 6/13/00	Sec. 8&15 affidavits need to be filed with PTO between 6/13/05 and 6/13/06
Reg. #2209807	FONIX (for ASR software)	Registered 12/8/98	Sec. 8&15 affidavits filed; renewal due by 12/8/08
Reg. #2224823	Circled *f* logo(for ASR software)	Registered 2/16/99	Sec. 8&15 affidavits filed; renewal due by 2/16/09
Ser. #75/567098	FREEDOM OF FONIX	Abandoned 3/25/02	Appl. filed 10/9/98
Ser. #76/205602	SOFTPEN	PTO Application abandoned 1/09/04 at client's direction European application filed 8/6/01 – possibly still pending (check with Finnegan)	3/1/02: Finnegan states that CTM has issued official search in regards to this application.
ID #	Trademark	Status	Notes

Reg. #2602189	*fonix* i.Speak (logo version)	Registered 7/30/02	Sec. 8&15 affidavits need to be filed with PTO between 7/30/07 and 7/30/08
Reg. #2459784	FAAST	Registered 6/12/01	Sec. 8&15 affidavits need to be filed with PTO between 6/12/06 and 6/12/07
Reg. #2849174	SPEAK@ME	Registered 6/1/04	Sec. 8&15 affidavits need to be filed with PTO between 6/1/09 and 6/1/10
Ser. #76/408033	TIMETALK	Abandoned 1/04	Appl. filed 5/3/02
Ser. # 76/408034	TIMETALK ALERT	Abandoned 3/11/03 (changed to VoiceAlert)	Appl. filed 5/3/02
Reg. #2867355	FONIX VOICE CENTRAL	Registered 7/27/04	PTO examiner was supposed to combine Voice Central into one word prior to registration but failed to do so; DJP will file an amendment request.
Reg. #2933589	FONIX VOICEALERT	Registered 3/15/05	Sec. 8&15 affidavits need to be filed with PTO between 3/15/10 and 3/15/11

Reg. #2940172	VOICEIN	Registered 4/12/05 (for games only)	Sec. 8&15 affidavits need to be filed with PTO between 4/12/10 and 4/12/11; however, see note below.
Ser. #78/461781	VOICEIN	2nd application filed 8/4/04 to add mobile and embedded devices; approved and published 6/28/2005	Once this is finalized the first registration can be safely abandoned
Reg. #2920924	DECTALK	Registered 1/25/05	Sec. 8&15 affidavits need to be filed with PTO between 1/25/10 and 1/25/11. Note: prior trademark registration originally filed by DEC was cancelled
[none yet]	FREEDOM OF SPEECH	Application filing pending to add telecommunications services, TTS, naviga-tion, etc.	
[none yet]	FONIX	Application filing pending to add telecommunications services, TTS, naviga-tion, etc.	
[none yet]	Circled (f) logo – **NEW LOGO**	Application filing pending for telecommunications services, ASR, TTS, navigation, etc.	